MEMORANDUM OF AGREEMENT

(Advisory Fee Waivers)

This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an “Exhibit” or, collectively the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the “Expiration Date”) and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

1.

Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the “Waiver”).

i.

Invesco’s Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.

For purposes of the paragraph above, the following terms shall have the following meanings:

(a)	“Affiliated Money Market Fund” - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

(b)	“Investing Fund” – any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

(c)	“Uninvested Cash” - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities,

unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.

Neither a Trust nor Invesco may remove or amend the Waiver to a Trust’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund’s Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO BOND FUND
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO EXCHANGE FUND
INVESCO HIGH INCOME 2023 TARGET TERM FUND
INVESCO HIGH INCOME 2024 TARGET TERM FUND
INVESCO HIGH INCOME TRUST II
INVESCO MANAGEMENT TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL OPPORTUNITY TRUST
INVESCO MUNICIPAL TRUST
INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO SENIOR INCOME TRUST
INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in the Exhibit

to this Memorandum of Agreement

By:	/s/ Jeffrey H. Kupor
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ Jeffrey H. Kupor
Title:	Senior Vice President

Exhibit A to Advisory Fee MOA
AIM Counselor Series Trust (Invesco Counselor Series Trust)	Waiver Description	Effective Date	Expiration Date
Invesco Strategic Real Return Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	4/30/2014	06/30/2021

AIM Growth Series (Invesco Growth Series)	Waiver Description	Effective Date	Expiration Date
Invesco Oppenheimer Portfolio Series: Active Allocation Fund	Invesco will waive advisory fees in the amount of 0.04% of the Fund’s average daily net assets	05/28/2019	05/31/2021

Invesco Oppenheimer Portfolio Series: Conservative Investor Fund	Invesco will waive advisory fees in the amount of 0.10% of the Fund’s average daily net assets	05/28/2019	05/31/2021

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	05/28/2019	05/31/2021

AIM Investment Funds (Invesco Investment Funds	Waiver Description	Effective Date	Expiration Date
Invesco Balanced-Risk Commodity Strategy Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	02/24/15	06/30/2021

Invesco Global Targeted Returns Fund	Invesco will waive advisory fees in an amount equal to the advisory fees earned on underlying affiliated investments	12/17/2013	06/30/2021

AIM Investment Securities Funds (Invesco Investment Securities Funds	Waiver Description	Effective Date	Expiration Date
Invesco Oppenheimer Government Cash Reserves Fund	Limit Management Fees to 0.40% for each class	05/28/2019	05/31/2021

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)	Waiver Description	Effective Date	Expiration Date
Invesco Premier Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	12/31/2019

Invesco Premier U.S. Government Money Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	12/31/2019

Invesco Premier Tax-Exempt Portfolio	Invesco will waive advisory fees in the amount of 0.05% of the Fund’s average daily net assets	06/01/2016	12/31/2019

EXHIBIT “B”

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco American Franchise Fund	February 12, 2010	June 30, 2021
Invesco California Tax-Free Income Fund	February 12, 2010	June 30, 2021
Invesco Core Plus Bond Fund	June 2, 2009	June 30, 2021
Invesco Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2021
Invesco Equity and Income Fund	February 12, 2010	June 30, 2021
Invesco Floating Rate Fund	July 1, 2007	June 30, 2021
Invesco Global Real Estate Income Fund	July 1, 2007	June 30, 2021
Invesco Growth and Income Fund	February 12, 2010	June 30, 2021
Invesco Low Volatility Equity Yield Fund	July 1, 2007	June 30, 2021
Invesco Oppenheimer Capital Appreciation Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Discovery Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Equity Income Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Master Loan Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Real Estate Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Senior Floating Rate Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Senior Floating Rate Plus Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Short Term Municipal Fund	May 28, 2019	June 30, 2021
Invesco Pennsylvania Tax Free Income Fund	February 12, 2010	June 30, 2021
Invesco S&P 500 Index Fund	February 12, 2010	June 30, 2021
Invesco Short Duration High Yield Municipal Fund	September 30, 2015	June 30, 2021
Invesco Small Cap Discovery Fund	February 12, 2010	June 30, 2021
Invesco Strategic Real Return Fund	April 30, 2014	June 30, 2021

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Charter Fund	July 1, 2007	June 30, 2021
Invesco Diversified Dividend Fund	July 1, 2007	June 30, 2021
Invesco Oppenheimer Dividend Opportunity Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Main Street All Cap Fund®	May 28, 2019	June 30, 2021
Invesco Oppenheimer Main Street Fund®	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rising Dividends Fund	May 28, 2019	June 30, 2021
Invesco Summit Fund	July 1, 2007	June 30, 2021

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco European Small Company Fund	July 1, 2007	June 30, 2021
Invesco Global Core Equity Fund	July 1, 2007	June 30, 2021
Invesco International Small Company Fund	July 1, 2007	June 30, 2021
Invesco Small Cap Equity Fund	July 1, 2007	June 30, 2021

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Alternative Strategies Fund	October 14, 2014	June 30, 2021
Invesco Convertible Securities Fund	February 12, 2010	June 30, 2021
Invesco Global Low Volatility Equity Yield Fund	July 1, 2007	June 30, 2021
Invesco Mid Cap Core Equity Fund	July 1, 2007	June 30, 2021
Invesco Multi-Asset Inflation Fund	October 14, 2014	June 30, 2021
Invesco Oppenheimer Main Street Mid Cap Fund®	May 28, 2019	June 30, 2021
Invesco Oppenheimer Main Street Small Cap Fund®	May 28, 2019	June 30, 2021
Invesco Oppenheimer Master Event-Linked Bond Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Mid Cap Value Fund	May 28, 2019	June 30, 2021

Invesco Oppenheimer Portfolio Series: Active Allocation Fund	May 28, 2019	June 30, 2021
Invesco Quality Income Fund	February 12, 2010	June 30, 2021
Invesco Small Cap Growth Fund	July 1, 2007	June 30, 2021

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Asia Pacific Growth Fund	July 1, 2007	June 30, 2021
Invesco European Growth Fund	July 1, 2007	June 30, 2021
Invesco Global Growth Fund	July 1, 2007	June 30, 2021
Invesco Global Opportunities Fund	August 3, 2012	June 30, 2021
Invesco Global Responsibility Equity Fund	June 30, 2016	June 30, 2021
Invesco Global Small & Mid Cap Growth Fund	July 1, 2007	June 30, 2021
Invesco International Select Equity Fund	December 21, 2015	June 30, 2021
Invesco International Core Equity Fund	July 1, 2007	June 30, 2021
Invesco International Growth Fund	July 1, 2007	June 30, 2021
Invesco Oppenheimer Global Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Focus Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Multi-Asset Growth Fund[1]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Opportunities Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer International Equity Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer International Growth Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer International Small-Mid Company Fund	May 28, 2019	June 30, 2021
Invesco Select Opportunities Fund	May 28, 2019	June 30, 2021

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco All Cap Market Neutral Fund	December 17, 2013	June 30, 2021
Invesco Balanced-Risk Allocation Fund[2]	May 29, 2009	June 30, 2021
Invesco Balanced-Risk Commodity Strategy Fund[3]	November 29, 2010	June 30, 2021
Invesco Developing Markets Fund	July 1, 2007	June 30, 2021
Invesco Emerging Markets Select Equity Fund	May 11, 2011	June 30, 2021
Invesco Emerging Markets Flexible Bond Fund[4]	June 14, 2010	June 30, 2021
Invesco Endeavor Fund	July 1, 2007	June 30, 2021
Invesco Global Infrastructure Fund	May 2, 2014	June 30, 2021
Invesco Global Market Neutral Fund	December 17, 2013	June 30, 2021
Invesco Global Targeted Returns Fund[5]	December 17, 2013	June 30, 2021
Invesco Greater China Fund	July 1, 2007	June 30, 2021
Invesco Health Care Fund	July 1, 2007	June 30, 2021
Invesco Long/Short Equity Fund	December 17, 2013	June 30, 2021
Invesco Low Volatility Emerging Markets Fund	December 17, 2013	June 30, 2021
Invesco Macro Allocation Strategy Fund[6]	September 25, 2012	June 30, 2021
Invesco MLP Fund	August 29, 2014	June 30, 2021
Invesco Multi-Asset Income Fund[7]	December 13, 2011	June 30, 2021
Invesco Oppenheimer Capital Income Fund[8]	May 28, 2019	June 30, 2021

[1]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Global Multi-Asset Growth Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Global Multi-Asset Growth Fund (Cayman) Ltd. invests.

[2]

Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

[3]

Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

[4]

Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.

[5]

Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

[6]

Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.

[7]

Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

[8]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Capital Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Capital Income Fund (Cayman) Ltd. invests.

Invesco Oppenheimer Developing Markets Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Discovery Mid Cap Growth Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Emerging Markets Innovators Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Emerging Markets Local Debt Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Fundamental Alternatives Fund[9]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Allocation Fund[10]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Multi-Asset Income Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Strategic Income Fund[11]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Global Unconstrained Bond Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer International Bond Fund[12]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Macquarie Global Infrastructure Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Preferred Securities and Income Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer SteelPath MLP Alpha Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer SteelPath MLP Income Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer SteelPath MLP Select 40 Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer SteelPath Panoramic Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Total Return Bond Fund	May 28, 2019	June 30, 2021
Invesco Pacific Growth Fund	February 12, 2010	June 30, 2021
Invesco Select Companies Fund	July 1, 2007	June 30, 2021
Invesco U.S. Managed Volatility Fund	December 18, 2017	June 30, 2021
Invesco World Bond Fund	July 1, 2007	June 30, 2021

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Corporate Bond Fund	February 12, 2010	June 30, 2021
Invesco Global Real Estate Fund	July 1, 2007	June 30, 2021
Invesco Government Money Market Fund	July 1, 2007	June 30, 2021
Invesco High Yield Fund	July 1, 2007	June 30, 2021
Invesco Oppenheimer Global High Yield Fund[13]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Government Cash Reserves Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Government Money Market Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Intermediate Income Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Limited-Term Bond Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Limited-Term Government Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Master Inflation Protected Securities Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Ultra-Short Duration Fund	May 28, 2019	June 30, 2021
Invesco Real Estate Fund	July 1, 2007	June 30, 2021
Invesco Short Duration Inflation Protected Fund	July 1, 2007	June 30, 2021
Invesco Short Term Bond Fund	July 1, 2007	June 30, 2021
Invesco U.S. Government Fund[14]	July 1, 2007	June 30, 2021

[9]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Fundamental Alternatives Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd. invests.

[10]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Global Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Global Allocation Fund (Cayman) Ltd. invests.

[11]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Global Strategic Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Global Strategic Income Fund (Cayman) Ltd. invests.

[12]

Advisory fees to be waived by Invesco for Invesco Oppenheimer International Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer International Bond Fund (Cayman) Ltd. invests.

[13]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Global High Yield Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Global High Yield Fund (Cayman) Ltd. invests.

[14]	Invesco U.S. Government Fund will change its name to Invesco Income Fund effective on or about July 26, 2018.

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco American Value Fund	February 12, 2010	June 30, 2021
Invesco Comstock Fund	February 12, 2010	June 30, 2021
Invesco Energy Fund	July 1, 2007	June 30, 2021
Invesco Dividend Income Fund	July 1, 2007	June 30, 2021
Invesco Gold & Precious Metals Fund	July 1, 2007	June 30, 2021
Invesco Mid Cap Growth Fund	February 12, 2010	June 30, 2021
Invesco OFI Pictet Global Environmental Solutions Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Gold & Special Minerals Fund[15]	May 28, 2019	June 30, 2021
Invesco Oppenheimer Small Cap Value Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Value Fund	May 28, 2019	June 30, 2021
Invesco Small Cap Value Fund	February 12, 2010	June 30, 2021
Invesco Technology Fund	July 1, 2007	June 30, 2021
Invesco Technology Sector Fund	February 12, 2010	June 30, 2021
Invesco Value Opportunities Fund	February 12, 2010	June 30, 2021

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco High Yield Municipal Fund	February 12, 2010	June 30, 2021
Invesco Intermediate Term Municipal Income Fund	February 12, 2010	June 30, 2021
Invesco Municipal Income Fund	February 12, 2010	June 30, 2021
Invesco New York Tax Free Income Fund	February 12, 2010	June 30, 2021
Invesco Oppenheimer Intermediate Term Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® AMT-Free Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® California Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® High Yield Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® Limited Term California Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® Municipals Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® New Jersey Municipal Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund	May 28, 2019	June 30, 2021
Invesco Tax-Exempt Cash Fund	July 1, 2007	June 30, 2021
Invesco Limited Term Municipal Income Fund	July 1, 2007	June 30, 2021

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Oppenheimer V.I. Capital Appreciation Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Conservative Balanced Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Global Fund	May 28, 2019	June 30, 2021

[15]

Advisory fees to be waived by Invesco for Invesco Oppenheimer Gold & Special Minerals Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. invests.

Invesco Oppenheimer V.I. Global Strategic Income Fund[16]	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Government Money Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. International Growth Fund	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Main Street Fund®	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	May 28, 2019	June 30, 2021
Invesco Oppenheimer V.I. Total Return Bond Fund	May 28, 2019	June 30, 2021
Invesco V.I. American Franchise Fund	February 12, 2010	June 30, 2021
Invesco V.I. American Value Fund	February 12, 2010	June 30, 2021
Invesco V.I. Balanced-Risk Allocation Fund[17]	December 22, 2010	June 30, 2021
Invesco V.I. Comstock Fund	February 12, 2010	June 30, 2021
Invesco V.I. Core Equity Fund	July 1, 2007	June 30, 2021
Invesco V.I. Core Plus Bond Fund	April 30, 2015	June 30, 2021
Invesco V.I. Diversified Dividend Fund	February 12, 2010	June 30, 2021
Invesco V.I. Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2021
Invesco V.I. Equity and Income Fund	February 12, 2010	June 30, 2021
Invesco V.I. Global Core Equity Fund	February 12, 2010	June 30, 2021
Invesco V.I. Global Real Estate Fund	July 1, 2007	June 30, 2021
Invesco V.I. Government Money Market Fund	July 1, 2007	June 30, 2021
Invesco V.I. Government Securities Fund	July 1, 2007	June 30, 2021
Invesco V.I. Growth and Income Fund	February 12, 2010	June 30, 2021
Invesco V.I. Health Care Fund	July 1, 2007	June 30, 2021
Invesco V.I. High Yield Fund	July 1, 2007	June 30, 2021
Invesco V.I. International Growth Fund	July 1, 2007	June 30, 2021
Invesco V.I. Managed Volatility Fund	July 1, 2007	June 30, 2021
Invesco V.I. Mid Cap Core Equity Fund	July 1, 2007	June 30, 2021
Invesco V.I. Mid Cap Growth Fund	February 12, 2010	June 30, 2021
Invesco V.I. S&P 500 Index Fund	February 12, 2010	June 30, 2021
Invesco V.I. Small Cap Equity Fund	July 1, 2007	June 30, 2021
Invesco V.I. Technology Fund	July 1, 2007	June 30, 2021
Invesco V.I. Value Opportunities Fund	July 1, 2007	June 30, 2021

INVESCO EXCHANGE FUND

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Exchange Fund	September 30, 2015	June 30, 2021

INVESCO SECURITIES TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Balanced-Risk Aggressive Allocation Fund[18]	January 16, 2013	June 30, 2021

INVESCO MANAGEMENT TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Conservative Income Fund	July 1, 2014	June 30, 2021

CLOSED-END FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Advantage Municipal Income Trust II	May 15, 2012	June 30, 2021
Invesco Bond Fund	August 26, 2015	June 30, 2021

[16]

Advisory fees to be waived by Invesco for Invesco Oppenheimer V.I. Global Strategic Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Oppenheimer V.I. Global Strategic Income Fund (Cayman) Ltd. invests.

[17]

Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

[18]

Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

Invesco California Value Municipal Income Trust	May 15, 2012	June 30, 2021
Invesco Dynamic Credit Opportunities Fund	May 15, 2012	June 30, 2021
Invesco High Income 2023 Target Term Fund	November 28, 20016	June 30, 2021
Invesco High Income 2024 Target Term Fund	November 30, 2017	June 30, 2021
Invesco High Income Trust II	May 15, 2012	June 30, 2021
Invesco Municipal Income Opportunities Trust	August 26, 2015	June 30, 2021
Invesco Municipal Opportunity Trust	May 15, 2012	June 30, 2021
Invesco Municipal Trust	May 15, 2012	June 30, 2021
Invesco Pennsylvania Value Municipal Income Trust	May 15, 2012	June 30, 2021
Invesco Quality Municipal Income Trust	August 26, 2015	June 30, 2021
Invesco Senior Income Trust	May 15, 2012	June 30, 2021
Invesco Trust for Investment Grade Municipals	May 15, 2012	June 30, 2021
Invesco Trust for Investment Grade New York Municipals	May 15, 2012	June 30, 2021
Invesco Value Municipal Income Trust	June 1, 2010	June 30, 2021